                                                                    EXHIBIT 10.4

                          [LETTERHEAD OF AUTHORISZOR]


This Consulting Agreement, dated as of July 21, 2000 (the "Agreement"), by and between Authoriszor Inc., a Delaware corporation ("Authoriszor"), and EFR, LLC ("EFR") a limited liability company.

1-  CONTRACT START DATE

    July 21, 2000.

2-  CONTRACT EXPIRATION DATE

    January 20, 2001, unless terminated in accordance with provisions stated in this Contract.

3-  SPECIFIC DUTIES

    EFR agrees to provide the best efforts of Edward F. Rogers ("Consultant") to provide advice and counsel on a broad range of subjects as requested by Authoriszor's President & CEO ("President") to whom the Consultant will report.

    During the term of this Agreement, the EFR and Authoriszor hereby agree that the Consultant will have no authority to bind Authoriszor or its subsidiaries with regard to any obligation or liability or waive or promise of any right or claim of Authoriszor or its subsidiaries in any manner whatsoever; and the Consultant shall not perform any executive duties or responsibilities, including any decision-making responsibilities with respect to the business of Authoriszor.

4-  WORK DAYS

    EFR and Authoriszor agree that the Consultant will spend a minimum of 10 days per month performing consulting services to Authoriszor. The Consultant and the President will meet at the beginning of each month to determine the activity and the days required by the Consultant for that month. If they both agree that more than 10 days are required to complete the assigned tasks,

Edward F. Rogers
July 21, 2000
Page 2


    Authoriszor will agree to pay for additional days at the agreed upon rate per day of $3,000 ($2,000 in cash, $1,000 in restricted stock). The President will confirm the monthly days scheduled, if it is more than 10 days, in writing the same day the meeting is held. If during any month, days beyond the agreed to days are required for any reason, Authoriszor and EFR must agree to the additional days in writing.

5-  INVOICING

    EFR will invoice Authoriszor on the first business day of each month for Consultant's services provided in the prior month.

6-  PAYMENT

    Authoriszor agrees to pay EFR no later than the 10th day of the month the invoice is dated.

7-  CASH COMPENSATION

    Authoriszor agrees to pay EFR two thousand dollars ($2,000.00) per day for each day of consulting services provided by Consultant, as agreed to by Authoriszor and EFR.

8-  RESTRICTED SHARES

    Authoriszor agrees to deliver to EFR in January 2001 the earned shares certificate of Authoriszor's common stock with the restriction that these shares must not be sold, traded or exchanged, for a period of twelve (12) months after the Expiration Date of this contract. In the event that Authoriszor has a change in ownership of more than 50% in a single transaction or series of transactions, the share restrictions will be lifted and these shares will have the same rights as all the common shares. The grant of the restricted shares is contingent upon the execution by EFR of an investment letter in the form attached hereto as Exhibit A.

Edward F. Rogers
July 21, 2000
Page 3


    METHOD OF DETERMINING NUMBER OF RESTRICTED SHARES

    The method agreed to by Authoriszor and EFR for the number of restricted shares is to establish a value of $1,000 per day times the number of days of consulting services provided in each month in order to determine the total dollar value per week/month. The per share price for each restricted share issued shall be calculated weekly for the days worked in that week and will be the last reported sales price of the Authoriszor's common stock on the NASDAQ National Market System at the close of business on the last business day of the week in the week the Consultant's services were performed.

    CALCULATION

    The number of Restricted Shares can be calculated by multiplying the number of consulting service days in the week by $1,000 to determine the total restricted value in that week.

    The total restricted value divided by last reported sales price at the close of business on the last day of the week the services were performed will equal the number of restricted shares for that week.

    Each week, the last business day of which falls in a particular month, can then be totaled to arrive at the monthly aggregation and also the total contract amount.

    The total aggregate of the Restricted Shares will be delivered to EFR in January 2001.

9-  STOCK OPTIONS

    In addition to the Cash Compensation and Restricted Stock, Authoriszor will grant to EFR an option to purchase 100,002 shares of common stock of Authoriszor. The options will vest on a monthly pro rated basis (i.e. 16,667 per month) as long as this Agreement is

Edward F. Rogers
July 21, 2000
Page 4


    in effect. The options will be exercisable over a three-year period commencing on the six-month anniversary of the expiration date of this agreement. In the event Authoriszor has a change in ownership of more than 50% in a single transaction or a series of transactions, the option share restrictions will be lifted and the shares will vest and be immediately exercisable. The grant of this option is contingent upon execution by the Consultant of an investment letter in the form attached hereto as Exhibit B.

    OPTION SHARE PRICE

    The exercise price for the options issued to EFR shall be $7.75 per share, the NASDAQ National Market System stock price at the close of business on the business day immediately preceding the Start Date of this contract.

10- EXPENSES

    Authoriszor will reimburse EFR for all of the Consultant's reasonable business related expenses incurred in the performance of this agreement. Authoriszor agrees to pay directly for all of the Consultant's living accommodations and provide a $50.00 per day meal allowance when Consultant is working in the Burlington, Massachusetts office. In addition, Authoriszor will also pay all reasonable related business expenses incurred by Consultant in the performance of services for Authoriszor outside of Burlington, MA.

11- DATA AND INFORMATION

    EFR agrees that all data, information and work that the Consultant receives, obtains or compiles during this Agreement shall be the sole property of Authoriszor. The Consultant agrees that all works or authorship that are made by the Consultant within the scope of this engagement by Authoriszor shall be considered "works made for hire" under applicable copyright law, to the extent possible. The Consultant furthermore agrees to hold confidential all such data and information, during and after the termination of the Agreement. The Consultant

Edward F. Rogers
July 21, 2000
Page 5


    agrees to comply with Authoriszor's Insider Trading Policy during the term of this Agreement.

12- CONTRACT TERMINATION

    Either party may terminate this contract with two weeks written notice.

13- ENTIRE AGREEMENT

    This Agreement represents the entire agreement between the parties with respect to the subject matter herein. Any variations, modifications or changes shall only be in a writing executed by both parties. This document supercedes any and all other verbal or written communications pertaining to Authoriszor and EFR.

14- RELATIONSHIP OF PARTIES

    In performing the Consulting Services under this Agreement, Consultant shall be an independent contractor and, as between Authoriszor and EFR, Authoriszor shall not be responsible for withholding, collection or payment of income taxes or other taxes of any nature on behalf of Consultant or any agent of Consultant. Nothing contained in this Agreement shall make Consultant the agent, employee, joint venturer or partner of Authoriszor or provide the Consultant with the power or authority to bind Authoriszor to any contract, agreement or arrangement with any individual or entity except with the prior written approval of the President.

15- NON-ASSIGNABILITY

    This Agreement with EFR is exclusively for the services of Edward F. Rogers as a consultant for EFR, and therefore none of the rights or obligations of this Agreement may be assigned or otherwise transferred to anyone else.

Edward F. Rogers
July 21, 2000
Page 6


16- MISCELLANEOUS

         16.1 NOTICES. Any notice to be given hereunder is to be given in writing by either party to the other and delivered or sent by courier, prepaid airmail post or facsimile transmission addressed to the address of the addressees set forth with each party's name below and shall be deemed to be served in the case of courier immediately upon delivery, and in the case of airmail post three days after posting and in the case of facsimile immediately upon confirmed successful transmission.

         16.2 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not effect any other provision or any other jurisdiction, but this agreement will be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         16.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         16.4 BINDING AGREEMENT. This agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns. Whenever a reference to any party is made herein, such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of such party.

         16.5 AMENDMENTS. This Agreement may not be modified, altered, or amended, waived, unless in writing signed by the parties.

Edward F. Rogers
July 21, 2000
Page 7


         16.6 NON-SOLICITATION. EFR agrees that prior to the expiration of this Agreement and for a period of one (1) year after the expiration of this Agreement for whatever reason, not to solicit, hire, influence, or attempt to influence any employee of the Authoriszor to terminate their employment or other contractual relationship with Authoriszor for any reason. In addition, EFR agrees that during the same time period Consultant will not directly or indirectly attempt to solicit or conduct business, that is directly competitive with Authoriszor's product business, with any person or entity that is a client, customer or active prospect of Authoriszor.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and date of this Agreement.

Authoriszor Inc.                                EFR, LLC
One Van de Graaff Drive                         65 Colony Road
Suite 502                                       Westport, CT  06880
Burlington, MA 01803-5188



-------------------------                       -------------------------
Richard A. Langevin                             Edward F. Rogers
President & CEO                                 President, CEO & Member



-------------------------                       -------------------------
Date                                            Date

                                   Exhibit A
                               INVESTMENT LETTER


Authoriszor Inc.
One Van de Graaff Drive
Suite 502
Burlington, Massachusetts 01803

Mr. Langevin:

     In connection with the issuance of up to ___________ shares (the "Shares") of the common stock, par value $.01 per share, of Authoriszor Inc., (the "Company"), to the undersigned pursuant to that certain Consulting Agreement, dated as of _______, 2000, by and between the Company and EFR LLC ("EFR") and the sole member of EFR, Edward F. Rogers ("Rogers," together with EFR, the "Consultant"), the Consultant hereby makes the following acknowledgments and representations:

1. The Consultant is financially able to bear the economic risks of acquiring an interest in the Company and has no need for liquidity in this investment.

2. The Consultant has such knowledge and experience in financial and business matters in general and with respect to businesses of a nature similar to the Company so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, the acquisition of the Shares.

3. The Consultant is acquiring the Shares solely for its own account and not with a view to or for resale in connection with any distribution or public offering thereof, within the meaning of any applicable securities laws and regulations, unless such distribution or offering is registered under the Securities Act of 1933, as amended (the "Securities Act"), or an exemption from such registration is available.

4. The Consultant (i) has received all the information it has deemed necessary to make an informed investment decision with respect to an acquisition of the Shares; (ii) understands that the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has had the opportunity to review all publicly available filings made by the Company with the Securities and Exchange Commission (the "SEC") pursuant to either the Securities Act or the Exchange Act; (iii) has had the unrestricted opportunity to make such investigation as it has desired pertaining to the Company and the acquisition of an interest therein and to verify the information which is, and has been, available to it; and (iv) has had the opportunity to ask questions of representatives of the Company concerning the Company.

5. The Consultant has received no public solicitation or advertisement with respect to the Shares.

6. The Consultant realizes that the Shares are "restricted securities" as that term is defined in SEC Rule 144, and the resale of these Shares is restricted by federal and state securities laws. Therefore, the Consultant understands that any resale of the Shares by it must be registered by the Company under the Securities Act (and any applicable state securities law) or be effected in circumstances that, in the opinion of counsel for the Company at the time, create an exemption or otherwise do not require registration under the Securities Act (or applicable state securities laws).

7. The Consultant acknowledges and consents that certificates now or hereafter issued for the Shares may bear a legend substantially as follows:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

8. The Consultant understands that the Shares are being transferred to it pursuant to the exemption from registration under the Securities Act and that the Company is relying upon the representations made herein as the basis for your claiming the exemption.

9. In the event the Shares or any portion thereof are subsequently transferred, the Consultant agrees to execute, deliver and file all such papers, documents and instruments as may be required by the SEC and any state securities commission to qualify the transfer for an exemption from registration under the Securities Act, or any applicable state securities laws, respectively, to the extent that such papers, documents and instruments may be necessary or appropriate for such transfer. The Consultant agrees to furnish the Company with a copy of all such papers, documents and instruments, and, in addition, will furnish the Company with any other information that the Company may reasonably require to ensure that no subsequent transfer or disposition of the Shares is in violation of the Securities Act or any applicable state securities laws.

10. The Consultant further acknowledges that it is aware that stop-transfer instructions shall be given to the transfer agent of the Shares to prevent any unauthorized or illegal transfer of the Shares.

11. For purposes hereof, the term resale includes any transfer for value including the mortgage, pledge, or hypothecation of such Shares.

12. This investment letter shall be binding upon the Consultant's successors and assigns and shall inure to the benefit of your successors and assigns.

                                        Sincerely,

                                        EFR LLC



                                        By:
                                           -----------------------------
                                           Edward F. Rogers, its Sole Member

                                   Exhibit B
                               INVESTMENT LETTER


Authoriszor Inc.
One Van de Graaff Drive
Suite 502
Burlington, Massachusetts 01803

Mr. Langevin:

     In connection with the grant of an option "Option") to purchase up to ___________ shares (the "Shares") of the common stock, par value $.01 per share, of Authoriszor Inc., (the "Company"), to the undersigned pursuant to that certain Consulting Agreement, dated as of _______, 2000, by and between the Company and EFR LLC ("EFR") and the sole member of EFR, Edward F. Rogers ("Rogers," together with EFR, the "Consultant"), the Consultant hereby makes the following acknowledgments and representations:

1. The Consultant is financially able to bear the economic risks of acquiring an interest in the Company and has no need for liquidity in this investment.

2. The Consultant has such knowledge and experience in financial and business matters in general and with respect to businesses of a nature similar to the Company so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, the acquisition of the Shares.

3. The Consultant is acquiring the Shares solely for its own account and not with a view to or for resale in connection with any distribution or public offering thereof, within the meaning of any applicable securities laws and regulations, unless such distribution or offering is registered under the Securities Act of 1933, as amended (the "Securities Act"), or an exemption from such registration is available.

4. The Consultant (i) has received all the information it has deemed necessary to make an informed investment decision with respect to an acquisition of the Shares; (ii) understands that the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has had the opportunity to review all publicly available filings made by the Company with the Securities and Exchange Commission (the "SEC") pursuant to either the Securities Act or the Exchange Act; (iii) has had the unrestricted opportunity to make such investigation as it has desired pertaining to the Company and the acquisition of an interest therein and to verify the information which is, and has been, available to it; and (iv) has had the opportunity to ask questions of representatives of the Company concerning the Company.

5. The Consultant has received no public solicitation or advertisement with respect to the Shares.

6. The Consultant realizes that the Shares are "restricted securities" as that term is defined in SEC Rule 144, and the resale of these Shares is restricted by federal and state securities laws. Therefore, the Consultant understands that any resale of the Shares by it must be registered by the Company under the Securities Act (and any applicable state securities law) or be effected in circumstances that, in the opinion of counsel for the Company at the time, create an exemption or otherwise do not require registration under the Securities Act (or applicable state securities laws).

7. The Consultant acknowledges and consents that certificates now or hereafter issued for the Shares may bear a legend substantially as follows:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

8. The Consultant understands that the Shares are being transferred to it pursuant to the exemption from registration under the Securities Act and that the Company is relying upon the representations made herein as the basis for your claiming the exemption.

9. In the event the Shares or any portion thereof are subsequently transferred, the Consultant agrees to execute, deliver and file all such papers, documents and instruments as may be required by the SEC and any state securities commission to qualify the transfer for an exemption from registration under the Securities Act, or any applicable state securities laws, respectively, to the extent that such papers, documents and instruments may be necessary or appropriate for such transfer. The Consultant agrees to furnish the Company with a copy of all such papers, documents and instruments, and, in addition, will furnish the Company with any other information that the Company may reasonably require to ensure that no subsequent transfer or disposition of the Shares is in violation of the Securities Act or any applicable state securities laws.

10. The Consultant further acknowledges that it is aware that stop-transfer instructions shall be given to the transfer agent of the Shares to prevent any unauthorized or illegal transfer of the Shares.

11. For purposes hereof, the term resale includes any transfer for value including the mortgage, pledge, or hypothecation of such Shares.

12. This investment letter shall be binding upon the Consultant's successors and assigns and shall inure to the benefit of your successors and assigns.

                                        Sincerely,

                                        EFR LLC



                                        By:
                                           -----------------------------
                                           Edward F. Rogers, its Sole Member